4877-3401-3336v.17 Confidential ACCELERANT SHARE INCENTIVE PLAN (As Amended and Restated on August 21, 2025) I. INTRODUCTION 1.1 Purposes. The purposes of the Accelerant Share Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s shareholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining Non-Employee Directors, officers, other employees, consultants, independent contractors and agents and (iii) to motivate such persons to act in the long-term best interests of the Company and its shareholders. 1.2 Certain Definitions. “Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award. “Board” shall mean the Board of Directors of the Company. “Change in Control” shall have the meaning set forth in Section 5.8(b). “Code” shall mean the Internal Revenue Code of 1986, as amended. “Committee” shall mean the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case and only to the extent required by applicable law, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the New York Stock Exchange or, if Common Shares are not listed on the New York Stock Exchange, within the meaning of the rules of the principal stock exchange on which the Common Shares are then traded. “Common Shares” shall mean the Common Shares, par value US$0.0000011951862 per share, of the Company, and all rights appurtenant thereto. “Company” shall mean Accelerant Holdings, an exempted company incorporated with limited liability under the laws of the Cayman Islands, or any successor thereto. “Data” shall have the meaning set forth in Section 5.15. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

4877-3401-3336v.17 Confidential “Fair Market Value” shall mean the closing transaction price of a Common Share as reported on the New York Stock Exchange on the date as of which such value is being determined or, if the Common Shares are not listed on the New York Stock Exchange, the closing transaction price of a Common Share on the principal national stock exchange on which the Common Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code; provided, further, in the case of grants made in connection with the Initial Public Offering, Fair Market Value shall mean a price per share that is no less than the price per share at which Common Shares are initially offered for sale to the public by the Company’s underwriters in the Initial Public Offering. “Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, Common Shares (which may be Restricted Shares) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one (1) Share on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised. “Incentive Share Option” shall mean an option to purchase Common Shares that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Share Option. “Initial Public Offering” shall mean the initial public offering of the Company registered on Form S-1 (or any successor form under the Securities Act of 1933, as amended). “Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary. “Nonqualified Share Option” shall mean an option to purchase Common Shares which is not an Incentive Share Option. “Other Share Award” shall mean an award granted pursuant to Section 3.4 of the Plan. “Performance Award” shall mean a right to receive an amount of cash, Common Shares, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period. “Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Shares Award, of the Common Shares subject to such award, or, in the case of a Restricted Share Unit Award, Other Share Award or Performance Award, to the holder’s receipt of the Common Shares

4877-3401-3336v.17 Confidential subject to such award or of payment with respect to such award. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total shareholder return and earnings per share criteria) or individual basis, may be used by the Committee in establishing Performance Measures under this Plan: the attainment by a Common Share of a specified Fair Market Value for a specified period of time; increase in shareholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; total shareholder return; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, supervision of information technology, quality and quality audit scores, efficiency, commercial launch of new products, completion of projects, and closing of acquisitions, divestitures, financings or other transactions, or such other goals as the Committee may determine whether or not listed herein. Each such goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis, and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more Subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a Performance Measure or determining the achievement of a Performance Measure, the Committee may provide that achievement of the applicable Performance Measures may be amended or adjusted to include or exclude components of any Performance Measure, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance Measures shall be subject to such other special rules and conditions as the Committee may establish at any time. “Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect. “Person” shall have the meaning set forth in Section 5.8. “Restricted Shares” shall mean Common Shares which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

4877-3401-3336v.17 Confidential “Restricted Shares Award” shall mean an award of Restricted Shares under this Plan. “Restricted Share Unit” shall mean a right to receive one (1) Common Share or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such Common Share in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period. “Restricted Share Unit Award” shall mean an award of Restricted Share Units under this Plan. “Restriction Period” shall mean any period designated by the Committee during which (i) the Common Shares subject to a Restricted Shares Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Share Unit Award or Other Share Award shall remain in effect. “SAR” shall mean a Share appreciation right which may be a Free-Standing SAR or a Tandem SAR. “Share Award” shall mean a Restricted Shares Award, Restricted Share Unit Award or Other Share Award. “Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity. “Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock, or upon the substitution of Restricted Shares Awards for outstanding profits interests and similar awards with respect to Accelerant Holdings LP in connection with the Initial Public Offering; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR. “Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Share Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, Common Shares (which may be Restricted Shares) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one (1) Common Share on the date of exercise over the base price of such SAR, multiplied by the number of Common Shares subject to such option, or portion thereof, which is surrendered. “Tax Date” shall have the meaning set forth in Section 5.5.

4877-3401-3336v.17 Confidential “Ten Percent Holder” shall have the meaning set forth in Section 2.1(a). 1.3 Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase Common Shares in the form of Incentive Share Options or Nonqualified Share Options; (ii) SARs in the form of Tandem SARs or Free-Standing SARs; (iii) Share Awards in the form of Restricted Shares, Restricted Share Units or Other Share Awards; and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of Common Shares subject to an award, the number of SARs, the number of Restricted Share Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding awards shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties. The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a member of the Board, the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person. No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time. 1.4 Eligibility. Participants in this Plan shall consist of such officers, other employees, Non- Employee Directors, consultants, independent contractors, agents, and persons expected to

4877-3401-3336v.17 Confidential become officers, other employees, Non-Employee Directors, consultants, independent contractors and agents of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time, provided such persons are eligible to receive awards of Common Shares that are registered on a Form S-8 registration statement. Participants shall also consist of persons to whom Restricted Shares Awards are granted in substitution for unvested profits interests and similar awards with respect to Accelerant Holdings LP in connection with the transactions relating to the Initial Public Offering. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as otherwise provided for in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director, consultant, independent contractor or agent. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during an approved leave of absence. The aggregate value of cash compensation and the grant date fair value of Common Shares subject to awards that may be awarded or granted during any fiscal year of the Company to any Non-Employee Director, for his or her services as a Non-Employee Director, shall not exceed $1,000,000; provided, however, that this limit shall not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or compensation received by the director in his or her capacity as an executive officer or employee of the Company. 1.5 Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, 51,976,602 Common Shares (representing a new authorization of 35,000,000 and 16,976,602 Common Shares that are subject to options outstanding as of the Amended and Restated Effective Date) shall initially be available for all awards under this Plan (including, without limitation, Incentive Share Options but excluding Substitute Awards). The number of Common Shares in the aggregate which may be issued under the Plan in connection with Incentive Share Options shall be subject to adjustment as provided in Section 5.7. The number of Common Shares available under the Plan shall increase annually on the first day of each calendar year, beginning with the calendar year ending December 31, 2026, and continuing until (and including) the calendar year ending December 31, 2035, with such annual increase equal to the lesser of (i) 3% of the number of Common Shares issued and outstanding on December 31 of the immediately preceding fiscal year and (ii) an amount determined by the Board. The number of Common Shares that remain available for future grants under the Plan shall be reduced by the sum of the aggregate number of Common Shares that become subject to outstanding options, outstanding Free-Standing SARs, outstanding Share Awards and outstanding Performance Awards denominated in Common Shares, other than Substitute Awards. To the extent that Common Shares subject to an outstanding option, SAR, Share Award or Performance Award granted under the Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding Common Shares subject to an option cancelled upon settlement in Common Shares of a related Tandem SAR or Common Shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such Common Shares shall again be available under this Plan. In addition, Common Shares subject to an award under this

4877-3401-3336v.17 Confidential Plan shall again be available for issuance under this Plan if such Common Shares are (x) Common Shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR or (y) Common Shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award. Notwithstanding the foregoing, Common Shares repurchased by the Company on the open market with the proceeds of an option exercise shall not again be available for issuance under this Plan. The number of Common Shares available for awards under this Plan shall not be reduced by (i) the number of Common Shares subject to Substitute Awards or (ii) available shares under a shareholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements). Common Shares to be delivered under this Plan shall be made available from authorized and unissued Common Shares, or authorized and issued Common Shares reacquired and held as treasury shares or otherwise or a combination thereof. II. SHARE OPTIONS AND SHARE APPRECIATION RIGHTS 2.1 Share Options. The Committee may, in its discretion, grant options to purchase Common Shares to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Share Option, shall be a Nonqualified Share Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Common Shares with respect to which options designated as Incentive Share Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Share Options. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable: (a) Number of Common Shares and Purchase Price. The number of Common Shares subject to an option and the purchase price per Common Share purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per Common Share purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant of such option; provided further, that if an Incentive Share Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per Common Share shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Share Option. Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the Common Shares subject to such option may be less than 100% of the Fair Market Value per Common Share on the date of grant, provided, that the excess of: (a)

4877-3401-3336v.17 Confidential the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Common Shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares. (b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than 10 years after its date of grant; provided further, that if an Incentive Share Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five (5) years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole Common Shares. (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole Common Shares to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash or check, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of Common Shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole Common Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise, (E) such other methods permitted by applicable law, or (F) a combination of the foregoing, in each case, to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a Common Share which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the participant. No Common Shares shall be issued and no certificate representing Common Shares shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction). 2.2 Share Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

4877-3401-3336v.17 Confidential SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable: (a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Share Option shall be granted at the same time that such Incentive Share Option is granted. The base price of a Tandem SAR shall be the purchase price per Common Share of the related option. The base price of a Free- Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted). Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the Common Shares subject to such SAR may be less than 100% of the Fair Market Value per Common Share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Common Shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares. (b) Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that (i) no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and (ii) no Free-Standing SAR shall be exercised later than 10 years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non- cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole Common Shares and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for Restricted Shares, a certificate or certificates representing such Restricted Shares shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Shares shall have such rights of a shareholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of a share-settled SAR, the holder of such SAR shall have no rights as a shareholder of the Company with respect to the Common Shares subject to such SAR. (c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the

4877-3401-3336v.17 Confidential Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No Common Shares shall be issued and no certificate representing Common Shares shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction). 2.3 Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement. 2.4 Repricing. The Committee shall have the discretion, without the approval of the shareholders of the Company, to (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a Common Share on the date of such cancellation. 2.5 No Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of Common Shares subject to such option or SAR. III. SHARE AWARDS 3.1 Share Awards. The Committee may, in its discretion, grant Share Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Share Award shall specify whether the Share Award is a Restricted Shares Award, a Restricted Share Unit Award or, in the case of an Other Share Award, the type of award being granted. 3.2 Terms of Restricted Shares Awards. Restricted Shares Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable. (a) Number of Shares and Other Terms. The number of Common Shares subject to a Restricted Shares Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Shares Award shall be determined by the Committee.

4877-3401-3336v.17 Confidential (b) Vesting and Forfeiture. The Agreement relating to a Restricted Shares Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the Common Shares subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period or (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the Common Shares subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period. (c) Share Issuance. During the Restriction Period, the Common Shares of Restricted Shares shall be held by a custodian in book entry form with restrictions on such Common Shares duly noted or, alternatively, a certificate or certificates representing a Restricted Shares Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the Common Shares represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Shares Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the Common Shares subject to the Restricted Shares Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any Common Shares that are held in book entry form, and all certificates evidencing ownership of the requisite number of Common Shares shall be delivered to the holder of such award. (d) Rights with Respect to Restricted Shares Awards. Unless otherwise set forth in the Agreement relating to a Restricted Shares Award, and subject to the terms and conditions of a Restricted Shares Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Shares; provided, however, that a distribution or dividend with respect to Common Shares other than Common Shares subject to Substitute Awards, including a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the Common Shares with respect to which such distribution was made. (e) Section 83(b) Election. If a participant makes an election under Section 83(b) of the Code (or a comparable provision of the laws of another jurisdiction) to be taxed with respect to the Restricted Shares as of the date of transfer of the Restricted Shares rather than as of the date or dates upon which such participant would otherwise be taxable under Section 83(a) of the

4877-3401-3336v.17 Confidential Code, such participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof. 3.3 Terms of Restricted Share Unit Awards. Restricted Share Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable. (a) Number of Shares and Other Terms. The number of Common Shares subject to a Restricted Share Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Share Unit Award shall be determined by the Committee. (b) Vesting and Forfeiture. The Agreement relating to a Restricted Share Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Share Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period or (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the Common Shares subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period. (c) Settlement of Vested Restricted Share Unit Awards. The Agreement relating to a Restricted Share Unit Award shall specify (i) whether such award may be settled in Common Shares or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of Common Shares subject to such award. Any dividend equivalents with respect to Restricted Share Units shall be subject to the same vesting conditions as the underlying awards. Prior to the settlement of a Restricted Share Unit Award, the holder of such award shall have no rights as a shareholder of the Company with respect to the Common Shares subject to such award. 3.4 Other Share Awards. Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares, including without limitation Common Shares granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred share units, Common Share purchase rights and Common Shares issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. The Committee

4877-3401-3336v.17 Confidential shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion. Any distribution, dividend or dividend equivalents with respect to Other Share Awards shall be subject to the same vesting conditions as the underlying awards. 3.5 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Share Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement. IV. PERFORMANCE AWARDS 4.1 Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee. 4.2 Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable. (a) Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee. (b) Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period. (c) Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in Common Shares (including Restricted Shares) or cash or a combination thereof. If a Performance Award is settled in Restricted Shares, such Restricted Shares shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Shares shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Shares shall have such rights as a shareholder of the Company as determined pursuant to Section 3.2(d). Any dividends or dividend equivalents with respect to a Performance Award shall be subject to the same vesting restrictions as such Performance Award. Prior to the settlement of a Performance Award in

4877-3401-3336v.17 Confidential Common Shares, including Restricted Shares, the holder of such award shall have no rights as a shareholder of the Company. 4.3 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement. V. GENERAL 5.1 Effective Date and Term of Plan. This Plan was originally adopted on May 29, 2023 and became effective as of such date. This Plan, as amended and restated, was submitted to shareholders of the Company for approval on July 22, 2025 and became effective as of the date of such approval (the “Amended and Restated Effective Date”). This Plan shall terminate on the 10th anniversary of the Amended and Restated Effective Date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Share Option may be granted later than 10 years after the date on which the Plan, as amended and restated, was approved by the Board. 5.2 Amendments. The Board or, subject to applicable law, the Committee may amend, modify, or terminate this Plan or any Agreement as it shall deem advisable; provided, however, that no amendment to the Plan or any Agreement shall be effective without the approval of the Company’s shareholders if (i) shareholder approval is required by applicable law, rule or regulation, including any rule of the New York Stock Exchange or any other stock exchange on which the Common Shares are then traded, or (ii) such amendment seeks to modify the Non- Employee Director compensation limit set forth in Section 1.3; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Agreement at any time without the consent of a holder of an outstanding award to company with applicable law, including Section 409A of the Code. 5.3 Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, executed or electronically accepted by the recipient of such award. Upon such execution or acceptance

4877-3401-3336v.17 Confidential and delivery of the Agreement to the Company within the time period specified by the Company, such award shall be effective as of the effective date set forth in the Agreement. 5.4 Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a domestic relations order, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void. 5.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any Common Shares or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole Common Shares which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash or check payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole Common Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole Common Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation; (D) a cash payment by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise or sale, (E) such other methods permitted by applicable law, or (F) a combination of the foregoing, in each case to the extent set forth in the Agreement relating to the award. Common Shares to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable Internal Revenue Service withholding rules). Any fraction of a Common Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

4877-3401-3336v.17 Confidential 5.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Common Shares subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Common Shares delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder. 5.7 Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation or any successor or replacement accounting standard) that causes the per share value of Common Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Share Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive. 5.8 Change in Control. (a) Subject to the terms of the applicable Agreements, in the event of a “Change in Control,” the Board, as constituted prior to the Change in Control, may, in its discretion: (1) require that (i) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the Restriction Period applicable to some or all outstanding Share Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (iv) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other

4877-3401-3336v.17 Confidential level; (2) require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control (or a parent corporation thereof) or other property be substituted for some or all of the Common Shares subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or (3) require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the aggregate number of Common Shares then subject to the portion of such option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a Common Share as of the date of the Change in Control, over the purchase price or base price per share of a Common Share subject to such option or SAR; provided, however, that if the purchase price or base price per share of a Common Share subject to such option or SAR exceeds the Fair Market Value of a Common Share as of the date of the Change in Control, such option or SAR may be cancelled for no consideration, (B) in the case of a Share Award or a Performance Award denominated in Common Shares, the number of Common Shares then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i), whether or not vested, multiplied by the Fair Market Value of a Common Share as of the date of the Change in Control, and (C) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i); (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control (or a parent corporation thereof) or other property, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares or other property pursuant to clause (ii) above. (b) For purposes of this Plan, a “Change in Control” shall be deemed to have occurred under the following circumstances: (1) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one

4877-3401-3336v.17 Confidential person acting as a group (“Person”), acquires ownership of the shares of the Company that, together with the shares held by such Person, constitutes more than fifty percent (50%) of the total voting power of the shares of the Company (an “Acquisition”); provided, however, that for purposes of this subsection, the acquisition of additional shares by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the shares of the Company will not be considered an Acquisition; provided, further, that any change in the ownership of the shares of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered an Acquisition. Further, if the members of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company's voting shares immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the shares of the Company or of the ultimate parent entity of the Company, such event shall not be considered an Acquisition under this Section 5.8(b)(1). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; (2) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be a director who has been endorsed by a majority of the members of the Board. For purposes of this Section 5.8(b)(2), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered an Acquisition; (3) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross

4877-3401-3336v.17 Confidential fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s members immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a member of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s shares, an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding shares of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (b)(3). For the avoidance of doubt, for purposes of clause (A) of the preceding sentence, a transfer to an entity that is controlled by the Company’s members immediately after the transfer shall include an entity, including entities not consolidated with the Company for accounting, legal or other purposes, where the Company has contractual control over such entity, such as through the authority to designate an attorney-in-fact to control such entity. For purposes of this Section 5.8(b)(3), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets; provided, that with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (1), (2) or (3) also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) if required in order for the payment not to violate Section 409A of the Code. For purposes of this Section 5.8, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of shares, or similar business transaction with the Company. Further and for the avoidance of doubt, the following transactions will not constitute an Acquisition: (i) a transaction if its sole purpose is to change the jurisdiction of the Company’s incorporation; (ii) a transaction if its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; or (iii) any disposition of securities in the Company by Accelerant Holdings LP or any affiliates thereof or affiliated funds pursuant to an Initial Public Offering or any secondary offering of the Company’s equity. In addition, a “Person,” as used in this Section 5.8, shall not include (w) the Company or any of its Affiliates; (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (y) an underwriter temporarily holding securities pursuant to an offering of such securities; or (z) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

4877-3401-3336v.17 Confidential 5.9 Deferrals. The Committee may determine that the delivery of Common Shares or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code. 5.10 No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder. 5.11 Rights as Shareholder. No person shall have any right as a shareholder of the Company with respect to any Common Shares or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such Common Shares or equity security. 5.12 Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person. 5.13 Awards Subject to Clawback. The awards granted under this Plan and any cash payment or Common Shares delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company has adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law. 5.14 Section 409A. This Plan is intended to comply with the applicable requirements of

4877-3401-3336v.17 Confidential Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in this Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a participant, or any other party, if an award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under this Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected participants and not with the Company. Notwithstanding any contrary provision in this Plan or an Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under this Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Agreement) upon expiration of such delay period. 5.15 Data Privacy. As a condition for receiving any award under the Plan, each participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 5.15 by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a participant, including the participant’s name, address and telephone number; birthdate; social security, insurance or other identification number; salary; nationality; job title(s); any Common Shares held in the Company or its Subsidiaries and affiliates; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the participant’s country, or elsewhere, and the participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the participant may elect to deposit any Common Shares. The Data related to a participant will be held only as long as necessary to implement, administer, and manage the participant’s participation in the Plan. A participant may, at any time, view the Data that the Company holds regarding such participant, request additional information about the storage and processing of the Data regarding such participant, recommend any necessary corrections to the Data regarding the participant or refuse or withdraw the consents in this

4877-3401-3336v.17 Confidential Section 5.15 in writing, without cost, by contacting the local human resources representative. The Company may cancel participant’s ability to participate in the Plan and, in the Committee’s sole discretion, the participant may forfeit any outstanding awards if the participant refuses or withdraws the consents in this Section 5.15. 5.16 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. 5.17 Prohibition on Executive Officer Loans. Notwithstanding any other provision of the Plan to the contrary, no participant who is a director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act. 5.18 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code, the choice of law specified in the related Agreement or the laws of the United States, shall be governed by the laws of the Cayman Islands and construed in accordance therewith without giving effect to principles of conflicts of laws. 5.19 Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, and subplans, and may attach such country-specific appendices, as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.